UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):  June 11, 2019
MANNATECH, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1410 Lakeside Parkway, Suite 200
Flower Mound, Texas 75028
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MTEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
Mannatech, Incorporated (the “Company”) held its 2019 Annual Shareholders’ Meeting (the "Meeting") on June 11, 2019. The Company’s shareholders considered five proposals, each of which is described in the Proxy Statement. A total of 2,014,190 shares were represented in person or by proxy at the Meeting, or approximately 84.1% of the total shares outstanding. The final results of votes with respect to the proposals submitted for shareholder vote at the Meeting are set forth below.
Proposal 1 - Election of Directors
Shareholders elected J. Stanley Fredrick, Eric W. Schrier, and Tyler Rameson as Class II directors.

Director	For	Withheld	Broker Non-Votes
J. Stanley Fredrick	1,068,575	326,135	619,480
Eric W. Schrier	1,263,033	131,677	619,480
Tyler Rameson	1,325,723	68,987	619,480

Proposal 2 - Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm
Shareholders ratified the appointment of BDO USA, LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2019.

For	Against	Abstain	Broker Non-Votes
1,905,368	107,427	1,395	0

Proposal 3 - Approval, on an advisory basis, of Executive Compensation (“Say-on-Pay”)
Shareholders approved, on an advisory basis, executive compensation.

For	Against	Abstain	Broker Non-Votes
1,326,156	67,897	657	619,480

Proposal 4 - Approval, on an advisory basis, of Frequency of Advisory Votes on Executive Compensation ("Say-on-Frequency")
Shareholders approved, on an advisory basis, an annual frequency of shareholder advisory votes on executive compensation.

	1 Year	2 Years	3 Years	Abstain
Number of Shares For	1,259,421	2,242	130,540	2,507
The Company intends to follow the shareholders' recommendation and include a shareholder advisory vote on executive compensation on an annual basis until the next required Say-on-Frequency vote.

Proposal 5 - Approval of Amendment to the 2017 Stock Incentive Plan
Shareholders approved the amendment to the 2017 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
1,304,223	89,952	535	619,480

A copy of the Company's press release related to the foregoing event is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1*	Press Release, dated June 17, 2019, titled "Mannatech Announces Results of Annual Shareholders' Meeting".
*Furnished herewith.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2019

MANNATECH, INCORPORATED
By:	/s/ David Johnson
David Johnson
Chief Financial Officer